                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         HALL, KINION & ASSOCIATES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    Delaware                              77-0337705
     ----------------------------------------         ------------------
     (STATE OF INCORPORATION OR ORGANIZATION)           (I.R.S. EMPLOYER
                                                      IDENTIFICATION NUMBER)


           19925 STEVENS CREEK BLVD
                  SUITE 180
            SAN JOSE, California                             95014
     ----------------------------------------         -------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


                                         If this Form relates to the
                                         registration of a class of debt
                                         securities and is to become effective
 If this Form relates to the             simultaneously with the effectiveness
 registration of a class of debt         of a concurrent registration
 securities and is effective upon        statement under the Securities Act of
 filing pursuant to General              1933 pursuant to General Instruction
 Instruction A(c)(1) please check the    A(c)(2) please check the following
 following box.                          box.
                   [_]                                   [_]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED

         Not Applicable                               Not Applicable
---------------------------------          -------------------------------------


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                        COMMON STOCK, $.001 PAR VALUE
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-28365).


ITEM 2.   EXHIBITS.
          ---------

             EXHIBIT
             NUMBER      DESCRIPTION
             -------     -----------

             1.1*        Specimen of Common Stock certificate.

             2.1 Certificate of Incorporation of Registrant - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

             2.3* Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering.

             2.4 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

             3.1 Investors' Rights Agreement incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-28365).



__________________________
* To be supplied by amendment.

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          HALL, KINION & ASSOCIATES, INC.

Date:  July 21, 1997                      By: /s/ Paul H. Bartlett
     ---------------                          --------------------
                                                  Paul H. Bartlett
                                                  President

                                    EXHIBITS
                                    --------




           EXHIBIT
           NUMBER        DESCRIPTION
           -------       -----------

           1.1*          Specimen of Common Stock certificate.

           2.1 Certificate of Incorporation of Registrant - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

           2.2* Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering.

           2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 8365).

           3.1 Investors' Rights Agreement incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-28365).




______________________________
* To be supplied by amendment.